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                                                                  EXHIBIT (10.4)

                           REAL ESTATE LEASE AGREEMENT

THIS REAL ESTATE LEASE AGREEMENT, dated the 25th day of September, 1998 by and between RONALD H. SCOTT and FRANK J. SCOTT t/d/b/a St. Clair Leasing Co., a Pennsylvania partnership (together "Lessor") and INTERFORM CORPORATION, a Pennsylvania Corporation t/d/b/a INTERFORM SOLUTIONS , a Subsidiary of Champion Industries, Inc., ("Lessee").

                                   WITNESSETH:

That in consideration of the rents hereinafter agreed to be paid by Lessee to Lessor, and in consideration of the covenants of the respective parties hereto to be performed at the time and in the manner hereinafter provided, Lessor does hereby lease and demise unto Lessee, and Lessee does hereby hire and take from Lessor, that certain lot, piece or parcel of land situated, lying and being in the Township of South Fayette, Allegheny County, Pennsylvania, as set forth on the drawing marked Exhibit "A" hereby attached and made a part hereof with two one (1) story metal buildings containing approximately 103,000 square feet (the Premises"). Lessee is herein granted ingress and egress to and from the premises and the crosshatched area indicated on Exhibit A".

TO HAVE AND TO HOLD the Premises, together with the tenements, hereditaments, appurtenances, improvements, buildings and assessments thereunto belonging or in any



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wise appertaining, subject to the terms and conditions herein stated, for a term of sixty months commencing on the first day of October, 1998 and terminating on the last day of September 2003 (the "Term").

AND IN CONSIDERATION OF THE LETTING AND HIRING OF SAID PREMISES, AS HEREINABOVE PROVIDED, THE PARTIES HERETO HEREBY COVENANT AND AGREE AS FOLLOWS:

        1. Lessee does hereby agree to pay to Lessor as rent for the said leased premises the sum of TWO HUNDRED SIXTY-SIX THOUSAND TWO HUNDRED FORTY DOLLARS ($266,240.00) during each and every year, payable in equal monthly installments of TWENTY-TWO THOUSAND ONE HUNDRED EIGHTY-SIX DOLLARS and 66/100 ($22,186.66) in advance, without further demand, on the 1st day of every month during the Term ("the Rent").

It s understood and agreed that except as explicitly provided herein the monthly Rent provided for herein shall be absolutely net to Lessor through the term of this Lease, free of any and all Taxes, costs, expenses, liabilities, charges or other deductions whatsoever with respect to the Premises and or the ownership, leasing, operation, maintenance, repair, rebuilding, use or occupation thereof, or with respect to any interest of Lessor therein, it being the intention of the parties hereto that Lessee hereby assumes during the term of this Lease every obligation relating to the Premises that the ownership thereof



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would entail and which, but for this Lease, would be borne by Lessor. This Lease is a net lease and, notwithstanding any law, all rentals and other amounts payable under this Lease by Lessee shall be paid without offset, counterclaim, abatement or defense, except as otherwise explicitly provided herein.

        2. During the Term, Lessee agrees to pay, when due, all charges for electricity, gas, heat, telephone, water, sewerage, or for setting and repairing meters, or other utility services and costs related to the Premises or any part thereof, which shall during the Term be levied, assessed or imposed or become due and payable.

        3. Lessee will pay when due and payable all Real Estate Taxes and municipal assessments and payments on the entire Premises which shall during the Term be levied, assessed, or imposed upon the Premises, or any structure erected thereon.

        4. Lessee shall also pay, directly to the authority charged with collection therof, before any penalty, interest or cost may be impose: (a) all taxes upon or measured by rents, personal property taxes, assessments, levies, fees, and all other government levies and charges of every kinds whatsoever, whether or not now customary or within the contemplation of the parties hereto and regardless of whether the same shall be general or special, ordinary or extraordinary, foreseen or unforeseen, which are, at any time prior to or during the Term, imposed or levied upon or assessed against (i) the Premises, (ii) any Rent or other sum payable hereunder, or (iii) this Lease or the leasehold estate hereby



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created, or which arise in respect of the operation,
possession or use of the Premises; (b) all gross receipts, or similar taxes imposed or levied upon, assessed against or measured in whole or in part by any Rent or other sum payable hereunder; (c) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the leasing or use of the Premises by Lessee ("Taxes"). Notwithstanding anything to the contrary contained in this Lease, Lessee shall not be required to pay any single business or similar taxes imposed, levied or assessed against Lessor. If any

Tax may legally be paid in installments, Lessee may elect to pay such Tax in installments. Lessee shall furnish Lessor proof of payment of all Taxes on or before the due date thereof. Nothing contained in this Lease, however, shall require Lessee to pay any income, profits or revenue tax or charge upon the rent payable by Lessee under this Lease. At the expiration or earlier termination of the Term: (a) Lessee shall pay to Lessor, as additional rent, an amount equal to the portion of any Tax payment which is allocable to any period included within the Term but which is not yet due and payable, and (b) Lessee shall be allowed a credit equal to the portion of any Tax payment paid by Lessee which is allocable' to any period not included within the Term, provided that no such credit shall be made to Lessee if a default then exists. Subject to the reimbursement of taxes described in Section 5, Lessee shall pay all real estate taxes on Building No.3, which building is shown on "Exhibit A" attached hereto.

        5. Lessor agrees to reimburse Lessee for the taxes actually paid by Lessee



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associated with the Premises described on "Exhibit A" as Building No. 3 at an amount equal to the square foot rate paid for the Premises and such Buildings times the square footage of the third building. (Example: Total tax cost divided by the total square footage of all structures equals the tax cost per square foot times the square footage of Building No. 3 equals the reimbursement factor.) Lessor agrees to pay Lessee within fourteen (14) days of proof of tax payment or Lessee may deduct Lessor's portion from the subsequent lease payment.

        6. Lessee covenants and agrees to maintain, at its sole cost and expense, at all times during the Term, public liability insurance for the Premises, including broad form property damage, blanket contractual and personal injuries coverage in an amount not less than $1,000,000.00 per occurrence and $3,000,000.00 in the aggregate for injury or death to persons, and not less that $500,000.00 for property damage.

        7. Lessee shall keep the Premises insured against the loss or damage by fire, with extended coverage, and against loss from such other hazards as may be required by Lessor, and in no event will property insurance be in an amount less than the full replacement cost of all buildings or other improvements now or hereafter erected on the Premises. The Lessee shall take out and maintain such boiler insurance as may be reasonably required by the Lessor. Lessee shall make Lessor an additional insured under Lessee's



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comprehensive general liability insurance policies applicable to the Premises by means of an additional insured endorsement, a copy of which shall be furnished to Lessor, so that to the extent of said insurance coverage, Lessor is defended from and insured against any and all claims, suits;, losses, liabilities, costs and expenses, resulting from injury (including death) to the person or damage to or loss of the property of anyone (including employees of Lessee) arising out of or in connection with occupancy or use by Lessee, its employees, agents, contractors or business guests of the Premises, any adjacent areas and any other property of Lessor. Said additional insured endorsement shall provide that the insurance afforded for Lessor is primary and any other valid and collectible insurance available Lessor shall be excess. Lessee shall furnish Lessor with a certificate or certificates of insurance covering said insurance so maintained by Lessee, stipulating that such insurance shall not be canceled without at least thirty (30) days' prior written notice to Lessor.

        8. If the Premises or any portion thereof shall be damaged by fire or any other casualty, such Premises or portion thereof shall, as soon as possible, be repaired and/or rebuilt in good workmanlike manner, so that the restored Premises are substantially similar to the construction of the Premises immediately prior to such fire or other casualty, by and at the expense of the Lessor. Until the repairs and/or rebuilding shall have been completed, the Rent shall be proportionately abated according to the part of the demised premises which shall be rendered untenantable by reason of fire. However, if the Premises shall be substantially or completely destroyed by fire or any other



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casualty, then either party may, within thirty (30) days after the occurrence of the damage, cancel and terminate this Lease by giving notice to the other party and, if such notice shall be given, the term of this Lease shall expire on the tenth day after such notice shall be given, with the same effect as if that day were the date herein specified for the expiration of the Term, and Lessee shall vacate the Premises and surrender the same to the lessor. If a dispute arises as to the amount of rent due under this clause, the dispute shall be submitted to arbitration. Lessor and Lessee shall both designate one arbitrator , and these two arbitrators shall designate a third arbitrator. In the event that they shall fail to agree on an arbitrator within ten days after their designation, the third arbitrator shall be designated by the American Arbitration Association.
The decision of a majority of this board shall be final and binding on all parties. Lessor shall, not be liable for any consequential damages in connection with such fire or other casualty , including but not limited to damage, compensation or reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the Premises, or the termination of this Lease by reason of the destruction of the Premises.

        9. If the Premises or any necessary or substantial part thereof is taken by eminent domain, this Lease shall terminate on the date of such taking and the rent shall be apportioned as of that date. In any taking or condemnation proceedings, Lessee shall have the right to be a party an to lodge a claim against the condemning authority for any award it may be allowed by law, including, without limitation, an award for its trade fixtures, business and personal property and moving and relocation expenses; provided, however,



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that nothing herein shall entitle Lessee to any share in the award which Lessor would be entitled to receive if the Premises had never been subject to this Lease, except for Lessee's interest in its personal property, trade fixtures and equipment and its interest in the products being stored on the Premises and its leasehold interests in the Premises subject to reduction for the termination of its liability for rent as stated above. Lessor shall promptly notify Lessee of any actual or contemplated taking of which it has knowledge.

        10. Except as provided in Article 7, Lessee agrees that it will during the term of this Lease keep and maintain all buildings and improvements erected upon the demised premises, both outside and inside, in good order and repair, at Lessee's sole cost and expense, making all repairs and replacements, which are necessary to so maintain said buildings and improvements , so that at all times the said buildings and improvements shall be in good order, condition and repair, reasonable wear and tear excepted. Lessee will provide for snow removal from the sidewalks, parking areas, loading dock areas and roadways assigned under this lease.

        11. Lessee agrees that it will, during the Term, or any extension or renewal thereof, at its own expense, observe and comply with all valid laws, orders, regulations, rules, ordinances and requirements of the Federal, State, County and other municipal governments, or any subdivision thereof, having jurisdiction over the Premises and of the Board of Fire Underwriters or any other body exercising similar functions. Lessee agrees



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to pay all costs, expenses, claims, fines, penalties and other losses that may arise out of or be imposed because of the failure of Lessee to comply therewith. Lessee may in good faith contest in its own name, or when necessary, in Lessor's name, but at Lessee's expense (and Lessor agrees in the latter case to sign any necessary or appropriate papers) the validity of any law, order, regulation, rules, ordinance or other requirement, or the applicability thereof to the Premises, and may postpone compliance therewith until after the end of such contest.

        12. Lessee agrees to comply with all present and future statutes, laws, ordinances, enactments, rules, regulations, orders, decrees, directives, mandates, standards, interpretations, or other similar requirements of any federal, state or local government, court or public authority prohibiting, regulating or otherwise relating to environmental pollution and environmental control of any kind, including, but not limited to, air pollution, water pollution, land pollution, groundwater pollution, noise pollution, solid waste pollution, toxic substance control and pollution from the release of oil into the environment ("Environmental Requirements"), including but not limited , Environmental Requirements under the Federal Water Pollution Control Act; the Federal Clean Air Act; the Federal Resource Conservation & Recovery Act; the Federal Noise Control Act; the Federal Safe Drinking Water Act; the Federal Toxic Substances Control Act, the Comprehensive Environmental Response Compensation Liability Act; including any amendments to the foregoing statutes, and the state



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counterparts of such statutes and regulations, which are applicable to or arise out of or are in connection with or relate to Lessee's use or occupancy of the Premises. Lessee further agreed to establish or continue a program to assure that all present and future applicable Environmental Requirements shall be monitored and met in connection with its performance under this Lease. Lessee will comply with said Environmental Requirements at its sole expense and will hold harmless, indemnify and defend Lessor from and against any claims, suits, damages, losses, costs and expenses, including reasonable attorneys' fees, made against or sustained by Lessor as a result of Lessee's failure to comply with any Environmental Requirements.

   Lessor and Lessee are entering into this Lease on the understanding that Lessee's planned use and occupancy of the Premises will not require a permit under the Federal Resource Conservation and Recovery Act (RCRA) or state program authorized under that Act. Lessee is prohibited from engaging in activities on the Premises for which a permit under RCRA or the state counterpart is required.

   To the extent required by law, Lessee agrees to comply with all applicable federal, state, and local requirements with respect to communication of hazards in the workplace to employees and the provision of information regarding hazardous substances to the community. Such requirements include, but not limited to, the Hazard Communication Standard adopted pursuant to the Federal Occupational Safety and Health Act and all applicable requirements of the Federal Emergency Planning and Community Right-to Know Act of 1986 (Title III of Superfund Amendments and Reauthorization Act of 1986), and any regulations adopted thereunder.



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   If, due to statutory or regulatory changes, some or all of the activities conducted by Lessee on the Premises must be permitted under RCRA, or state counterpart, Lessee shall notify Lessor, in writing, of the change and shall indicate whether it desires to seek a permit to continue conducting the affected activities. Lessee shall not apply for a permit prior to obtaining Lessor's written consent, which consent Lessor shall have the absolute right to withhold for any reason or no reason. Lessor shall respond in writing to indicate whether or not it will consent to Lessee's filing an application for such a permit. If Lessor withholds its consent, Lessee shall cease using the Premises for those activities requiring a RCRA permit.

   Lessee understands that as between Lessor and Lessee, Lessee shall be solely liable, regardless of fault, for any and all damages, including death, personal injury, property damage or damage to natural resources, resulting from any release into the environment of any of the substances it manages on the Premises during the term of this Lease and any extensions thereof. Accordingly, in addition to the indemnity obligations of Lessee set forth in this Lease, including Article 13 below, Lessee will indemnify, defend and hold harmless Lessor from and against any claims, suits, damages, losses, costs and expenses, including reasonable attorneys' fees made against or sustained by Lessor as a result of any such release into the environment.

        13. Lessee will indemnify, defend and hold harmless Lessor from and against any and all claims, suits, losses, liabilities, costs and expenses, including reasonable attorneys' fees, resulting from injury (including death) to the person or damage to or loss of the property of anyone (including Lessor and Lessee and Employees of Lessor and Lessee)



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arising out of or in connection with occupancy or use by Lessee, its employees, agents, contractors or business guests of the Premises, any adjacent areas and any other property of Lessor, except to the extent that such claims, suits, damages, losses and liabilities result from the gross negligence or willful misconduct of Lessor, its employees or agents.

        14. In the event that Lessee shall be in default in the performance of any of the terms, covenants or provisions herein contained, Lessor may immediately or at any times thereafter perform the same for the account of Lessee and any amount paid or expense or liability incurred by Lessor in the performance of the same shall be deemed to be additional rent payable by Lessee for the Premises and the same may, at the option of Lessor, be added to any Rent then due or thereafter falling due hereunder.

        15. (a) Lessee may at any time or times during the Term, at its own cost and expense, make any alterations, rebuilding replacement changes, additions and improvements to the Premises and to the buildings thereon provided that:


                (i) the same shall be performed in a workmanlike manner and shall not weaken or impair the structural strength nor lessen the value of the buildings thereon or any other portion of the Premises as they are at the commencement of the term hereof;

                (ii) before the commencement of any such work, Lessee shall certify to Lessor in writing, the nature of the alteration to be made, as well as the cost thereof as estimated by Lessee;

                (iii) before the commencement of such work, said plans and/or specifications shall be filed with or approved by all municipal or other



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                governmental departments or authorities having jurisdiction thereof, and all work shall be done subject to and in accordance with the requirements of law and local regulations;

                (iv) the same shall be made according to plans and specifications which shall have first been approved in writing by Lessor; and
                (v) Lessee shall pay the increased premium, if any changed by the insurance companies carrying insurance policies on said buildings to cover additional risk during the course of such work.

        (b) All such alterations, rebuilding, replacements, changes, additions and improvements made by Lessee shall be and become part of the realty, and upon the expiration, forfeiture or termination of this Lease or any extension or renewal thereof, for any reason whatsoever, shall become the sole and absolute property of Lessor, unless Lessor and Lessee otherwise agree in writing at the time that such alteration, rebuilding replacement, change addition or improvement is made.

        (c) Lessee shall not remove, damage or destroy the buildings, improvements, equipment, fixtures or appurtenances and /or any part of any



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        of them in or upon the demised premises at the commencement of the term hereof or which hereafter by put in or upon the Premises without the consent of the Lessor.

        16. Lessee may, with the prior approval of the Lessor first had and obtained, assign this Lease or sublet all or part of the Premises for a term or terms which will expire not later than the date of expiration of the Term or other termination of this Lease, provided however, that such sublease or assignment shall be subject to the covenants and conditions contained in this Lease and the following further conditions:

                (a) Neither the assignment or sublease nor acceptance of rent by Lessor from any assignee or sublessee shall relieve, release or in any manner affect the liability of Lessee hereunder;

                (b) Any assignee or sublessee shall assume and agree to perform all of the terms, conditions and agreements of this Lease on the part of the Lessee to be performed, and shall be and become jointly and severally liable with Lessee for the performance thereof, including payment of Rent and any additional rent hereunder.

                (c) A duplicate original of the sublease and /or the instrument of assignment and assumption, duly executed and acknowledged by Lessor promptly after the making of the assignment of sublease;

                (d) Any assignment or sublease under this Article shall be to a financially responsible corporation, firm or partnership as determined by Lessor in its sole discretion; and



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                (e) Any assignment of, or attempt to assign this Lease contrary to the provisions herein, shall give Lessor, at its option, the right to terminate this Lease, and it shall be entitled to all rights and remedies of repossession under the laws of Pennsylvania, free from any rights or claims of the Lessee.

                (f) Lessor's consent to such sublease or assignment may not be unreasonably withheld or denied. Lessor reserves the right to evaluate the financial strength of the subtenant..

        17. This Lease and all its terms, covenants and conditions are, and each of them is, subject and subordinate to any and all mortgages and to mortgage bonds and judgments, entered thereon, now or hereafter placed upon the Premises and /or upon the land, and /or buildings erected thereon to the same effect as if any such mortgage and /or accompanying bond and judgment thereon had been fully executed and recorded before the execution of said Lease. It being the intent of this paragraph that any such mortgage, whether a first or second mortgage, placed upon the aforesaid dernised premises, and /or upon the land, and/or buildings erected thereon, shall be valid lien upon both and legal and equitable title to the aforesaid premises, and or buildings, as if the said Lease were not in existence.

        18. If, during the term of this Lease, Lessee shall neglect or refuse to pay any installment of Rent due for the period of five (5) days after notice of such default sent to Lessee by certified mail; or should an execution issue against Lessee and a levy be made against the personal property of Lessee and the same be not bonded, stayed, satisfied, or remedied within (10) days of the said execution and levy, or before the said property is sold, whichever is sooner, either at public or private sale, pursuant to said execution; or should Lessee file in any court pursuant to



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any statue either of the United States or any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property; or should such a petition be so filed against Lessee and not be dismissed within a period of ninety (90) days after the date of filing thereof; or should Lessee make an assignment for the benefit of creditors, or a bill in equity or other proceeding for the appointment of a receiver for Lessee is granted; or if proceeding for reorganization or for composition with creditors under any state or federal law be instituted by or against Lessee, and if instituted against Lessee shall be connected to by it or remain undismissed for a period of ninety (90) days after the date of filing thereof; then, and in each case, at the option of Lessor, exercisable by notice to Lessee, the rent for the expired balance of the Term shall at once become due and collectible, by distress or otherwise, and all personal property owned by Lessee removed from the Premises shall, for six months after such removal, be liable to distress and may be distrained and sold or Lessor may in each of said cases, without notice or demand, enter into and upon the Premises or any part thereof in the name of the whole, and repossess the same as of their former estate, and expel Lessee and those claiming under them and remove their effects, forcibly, if necessary, without being taken or deemed to be guilty of any manner of trespass, and thereupon this Lease shall absolutely determine without prejudice to any remedies which may otherwise be used by Lessor for arrears of Rent or breach of Lessee's covenants herein contained.

        It is understood and agreed, however, that if Lessee shall be required to pay the entire Rent for any unexpired balance of the Term, or any renewal thereof, and if Lessor shall dispossess Lessee and take possession of the Premises, as set forth in Article 19 of this Lease,



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that, in such an event, if Lessor shall relent the Premises, or any part of the same, for the unexpired balance of the Term for which it has already received Rent payment in full from Lessee, the Rent received by Lessor from such releting (less any costs expended in securing said rentals) shall be turned over to Lessee.

        19. If Lessee shall fail to pay Rent due hereunder for a period of five
(5) days after notice of default sent to Lessee by certified mail, or if Lessee fails to cure within thirty (30) days after written notice shall have been given to Lessee by Lessor, except as otherwise set forth in Article 18 hereof, then Lessee shall, at the option of Lessor exerciseable by notice to Lessee, be nontenant, subject to dispossession by Lessor without further notice or process of law, with release of errors and damages, and Lessor may re-enter the Premises and dispossess Lessee without thereby becoming a trespasser.

        20. Lessee hereby accepts notice to quit, remove from and surrender up possession of Premises to Lessor, its successors or assigns, at the end of the Term, whenever it may be determined, whether by forfeiture or otherwise, without any further notice to that effect, all further notices being hereby waived. This waiver of notice to quit is to apply either at the end of the original Term of the Lease, or any renewal thereof, or at the end of any subsequent year or month in case Lessee holds over, and at the time the Term is ended by forfeiture.

        21. At the end of the Term, whether the same shall be determined by an amicable action of ejectment may be entered in the Court of Common Pleas of Allegheny County (after fifteen (15) days prior written notice given Lessee), in which Lessor, its successors or assigns, shall be plaintiff, and Lessee, its successors or assigns and all who come into



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possession during the Term or forfeiture or expiration of the Term, as in the
Lease provided, it is agreed that continuance of this Lease, or under Lessee, shall be defendants, and that judgment may be entered thereupon in favor of the plaintiff, without leave of court, for the Premises, to have the same force and effect as if a summons in ejectment had been regularly issued, legally served and returned, and that a writ of possession for all costs may be issued forthwith, waiving all errors and defects whatsoever in entering said judgment, also waiving right of appeal, writ of error, or stay upon any writs of habere facias possession which may issue upon these same. Lessee hereby empowers any attorney to appear for it in said amicable action in ejectment for the demised premises in any court having jurisdiction.

22. LESSEE, TO THE EXTENT PERMITTED BY LAW UPON RECEIPT OF SEVEN (7) DAYS PRIOR NOTICE FROM LESSOR OF ITS INTENT TO ENTER JUDGMENT OF CONFESSION, HEREBY IRREVOCABLY AND UNCONDITIONALLY AUTHORIZES THE PROTHONOTARY, CLERK OF COURT, OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ANY OTHER JURISDICTION, AS ATTORNEY FOR LESSEE TO APPEAR FOR LESSEE IN SUCH COURT AND, WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS JUDGMENT OR JUDGMENTS AGAINST LESSEE IN FAVOR OF LESSOR, AND ITS SUCCESSORS AND ASSIGNS, AT ANY TIME FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, TOGETHER WITH COSTS OF SUIT AND ATTORNEYS COMMISSION OF TEN PERCENT (10%) OF THE UNPAID AMOUNT



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HEREUNDER, WITH RELEASE OF ALL ERRORS AND WAIVER OF ANY RIGHT TO A STAY OF
EXECUTION, FOR WHICH THIS LEASE OR VERIFIED COPY HEREOF SHALL BE SUFFICIENT WARRANT, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE IS HEREBY WAIVED AND CONDEMNATION AGREED TO. THE AUTHORITY TO ENTER JUDGMENT SHALL NOT BE EXHAUSTED BY ONE EXCUSE HEREOF, BUT TO THE EXTENT PERMITTED BY LAW, SHALL CONTINUE FROM TIME TO TIME UNTIL FULL PAYMENT OF ALL AMOUNTS HEREUNDER. THE FOREGOING RIGHT AND REMEDY IS IN ADDITION TO AND NOT IN LIEU OF ANY OTHER RIGHT OR REMEDY IS IN ADDITION TO LESSOR UNDER THIS LEASE OR OTHERWISE. LESSEE FURTHER AGREES TO THE IMMEDIATE ISSUING OF A WRIT OF EXECUTION FOR THE AMOUNT OF SUCH JUDGMENT AND COSTS, WITHOUT LEAVE OF COURT.

   LESSEE EXPRESSLY ACKNOWLEDGES THAT THIS IS A COMMERCIAL TRANSACTION, THAT IT UNDERSTANDS AND VOLUNTARILY AGREES TO THIS PROVISION FOR CONFESSION OF JUDGMENT, AND THAT LESSEE IS WAIVING IMPORTANT LEGAL RIGHTS INCLUDING ANY RIGHT TO NOTICE OR A HEARING WHICH MIGHT OTHERWISE BE REQUIRED BEFORE ENTRY OF JUDGMENT HEREUNDER.

   LESSEE ACKNOWLEDGES THAT IT HAS HAD ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS CONFESSION OF JUDGMENT AND THAT ITS MEANING AND EFFECT HAS BEEN FULLY EXPLAINED TO THEM BY SUCH COUNSEL.



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INITIALS

        23. Lessor agrees that any and all equipment and fixtures which may be placed or installed in the Premises by Lessee and which shall be designed for, or used in, the conduct of Lessee's business in the Premises, shall at all times -be and remain the property of the Lessee. Lessee hereby undertakes and agrees to remove all such equipment and fixtures prior to the expiration or other termination of this Lease or any renewal thereof, and, at its sole expense, to repair any and all damage to the Premises which shall have been occasioned either by the installation or removal thereof. Any and all such equipment and fixtures which shall remain in the Premises more than sixty (60) days after termination of this Lease, shall be deemed abandoned by Lessee and shall become the sole property of Lessor. Lessee agrees to pay a pro-rated daily storage fee for any and all equipment remaining after the termination date of this Lease.

        24. In case there shall at any time be filed against the Premises any mechanic's or materialman's lien (with the exception of any lien filed for work done or for materials supplied at the request of the Lessor) (in which case Lessor shall promptly cause such lien to be discharged), Lessee will, within ten
(10) days after it shall have been received notice thereof, cause said lien to be discharged either by paying the amount claimed or by bonding or otherwise; provided however, that such discharge or bonding of record must be sufficient
(a) to permit Lessor to obtain title insurance with no exception for such lien; and (b) to prevent the holder of the lien from causing a sale, foreclosure or other title divestiture with respect to the Premises or any portion thereof. If Lessee shall fail so to discharge or bond any such lien within such thirty



                               Exhibit (10.4)-p 20

(30) day period, then in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due by pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances. Any amount paid or deposited by Lessor, including reasonable counsel fees, in defending such action or in procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with the late charge from the date of payment or deposit by Lessor, shall be payable by Lessee to Lessor as additional rent within five (5) days of demand therefor.

        25. At the expiration or other termination of the term hereof, Lessee shall vacate and surrender to Lessor full and actual possession of the Premises in a good state of repair, damage by the elements, and ordinary wear and tear excepted.

        26. Lessor hereby covenants that Lessee, upon payment of the Rent as herein reserved and performing all the covenants and agreements herein contained on the part of Lessee, shall and may peaceably and quietly have, hold and enjoy the Premises hereby demised.

        27. Subject to the security regulations of any government authority, Lessee agrees that it will permit Lessor to have free access to the Premises, on reasonable notice to Lessee for the purpose of inspecting the same or making repairs that Lessee may neglect or refuse to make in accordance with the provisions of this Lease, and also for the purpose of showing the Premises to deposit or bonding, or Lessor shall be entitled, if it so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to persons considering purchase of the property or concerned with the placement of a mortgage thereon.



                               Exhibit (10.4)-p 21

        28. In any case where, pursuant to the terms of this Lease, one party's approval is required by the other, such approval shall not be unreasonably withheld.

        29. It is agreed by and between the parties that the premises leased shall be used only to manufacture, store, market and sell printed materials and other related products.

        30. All notices required or desired to be given hereunder shall be in writing and shall for the purpose of the Lease be deemed to have been duly given.

        (a) To Lessor if a copy thereof by certified mail, postage prepaid, addressed to Lessor at 1040 St. Mellion Drive, Nevillewood, PA 15142 or to such other address as Lessor may from time to time designate in writing to Lessee.

        (b) To Lessee if a copy thereof be mailed by certified mail, postage prepaid, addressed to Box A, Mayview & Scott Roads, Bridgeville, PA 15017,
Attn.: President.

        All notices served by prepaid registered mail as aforesaid shall be effective on the date they are so mailed.

        31. The covenants, agreements and conditions contained in this Lease shall run with the land and the Premises hereby leased and shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

        32. This Lease contains the entire agreement of the parties hereto with respect to the letting and hiring of the Premises and such Lease may not be amended, modified, released, surrendered or discharged, in whole or in part, except by an instrument in writing signed by both of the parties hereto, their successors or assigns.

        33. Lessee may renew this Lease for an additional term of five (5) years, at an annual



                               Exhibit (10.4)-p 22
rental of Two hundred seventy-six thousand eight hundred eighty-nine and 60/100 dollars ($276,889.60) payable in advance in equal consecutive monthly installments of TWENTY-THREE THOUSAND SEVENTY-FOUR AND 12/100 DOLLARS ($23,074.12) and an additional term of five (5) years thereafter at an annual rental of TWO HUNDRED EIGHTYSEVEN THOUSAND NINE HUNDRED SIXTY-FIVE AND 20/ 100 DOLLARS ($287,965.20) payable in advance in equal monthly installments of TWENTYTHREE THOUSAND NINE HUNDRED NINETY-SEVEN AND 10/100 DOLLARS ($23,997.10) beginning on the first day of the month of such renewal term(s) and subject to all the terms, covenants and conditions hereof provided that Lessee, in writing, notifies Lessor of its intention to renew not later than one hundred eighty
(180) days prior to the termination date of the initial five year term, and further provided that Lessee is not in default of any of the terms, covenants and conditions of this Lease.

        34. This Lease sets forth the entire agreement and understanding between the parties as to the subject matter of this Lease and any and all prior or contemporaneous proposals, negotiations, agreements, commitments and representations, oral or written, are merged herein. This Lease may not be modified or amended except by means of a writing duly executed by the parties subsequent to the date hereof which states that it is intended to amend this Lease.

        35. Each provision hereof shall be separate and independent and if any provision hereof or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, as the case may be,



                               Exhibit (10.4)-p 23
shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the extent permitted by law. All provisions contained in this Lease shall be binding upon, inure to the benefit of and be enforceable by, the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were named as a party hereto. No waiver of any provision hereof shall be deemed waiver of any other provision hereof or of any subsequent breach of the same or any other provision.

        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by this Agreement, and Lessor has executed this Agreement by his Agent, thereunto duly authorized, and Lessee has executed this Agreement on the day and year above written.


Witness:                                        ST. CLAIR LEASING CO.

  [SIG]                                         By /s/ RONALD H. SCOTT
--------------------------                        --------------------------

                                                Ronald H. Scott, Partner

                                                By /s/ FRANK J. SCOTT
                                                  --------------------------
                                                   FRANK J. SCOTT, PARTNER


Attest:                                         INTERFORM CORPORATION


By     [SIG]                                    By     [SIG]
  ------------------------------                  ------------------------------
Title: Accounting Supervisor                        Ted Nowlen, President
      --------------------------



                               Exhibit (10.4)-p 24

                                   EXHIBIT A
                                  [SITE PLAN]



                               Exhibit (10.4)-p 25